Quarterly Holdings Report
for

Fidelity® Global Credit Fund

March 31, 2021

GLB-QTLY-0521
1.939066.108

Schedule of Investments March 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 69.3%
		Principal Amount(a)	Value
Argentina - 0.3%
YPF SA 4% 2/12/26 (b)(c)		$391,440	$317,262
Australia - 1.1%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	150,000	178,429
QBE Insurance Group Ltd. 6.75% 12/2/44 (Reg. S) (d)		1,075,000	1,195,938

TOTAL AUSTRALIA			1,374,367

Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	750,000	1,184,286
Canada - 0.8%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		78,000	79,636
Cenovus Energy, Inc. 4.25% 4/15/27		864,000	934,429

TOTAL CANADA			1,014,065

Cayman Islands - 1.4%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	190,284
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		545,000	570,842
4.375% 5/1/26 (c)		37,000	38,680
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	650,000	882,693

TOTAL CAYMAN ISLANDS			1,682,499

Denmark - 3.4%
Danske Bank A/S:
1% 5/15/31 (Reg. S) (d)	EUR	700,000	817,595
2.25% 1/14/28 (Reg. S) (d)	GBP	490,000	690,520
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (d)	EUR	2,150,000	2,534,466

TOTAL DENMARK			4,042,581

Finland - 0.4%
SATO Oyj 1.375% 2/24/28 (Reg. S)	EUR	400,000	483,925
France - 3.1%
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	200,000	252,614
Iliad SA 0.75% 2/11/24 (Reg. S)	EUR	1,000,000	1,173,186
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	338,465
2.125% 10/16/26 (Reg. S)	EUR	1,100,000	1,225,185
2.75% 4/13/23 (Reg. S)	EUR	300,000	352,368
Societe Generale 4.75% 11/24/25 (c)		400,000	444,177

TOTAL FRANCE			3,785,995

Germany - 3.3%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	450,000	505,641
Bayer AG 2.375% 4/2/75 (Reg. S) (d)	EUR	2,500,000	2,979,391
Deutsche Bank AG 0.75% 2/17/27 (Reg. S) (d)	EUR	400,000	466,517

TOTAL GERMANY			3,951,549

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (d)	EUR	200,000	221,221
Ireland - 4.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23		500,000	518,415
6.5% 7/15/25		150,000	174,867
AIB Group PLC 1.875% 11/19/29 (Reg. S) (d)	EUR	800,000	953,096
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (d)	EUR	500,000	606,696
3.125% 9/19/27 (Reg. S) (d)	GBP	450,000	632,385
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		1,445,000	1,553,375
GE Capital International Funding Co. 4.418% 11/15/35		400,000	457,904
Ryanair Ltd. 2.875% 9/15/25 (Reg. S)	EUR	150,000	190,905

TOTAL IRELAND			5,087,643

Italy - 2.8%
Aeroporti di Roma SPA 1.625% 2/2/29 (Reg. S)	EUR	200,000	234,792
Enel SpA 3.375% (Reg. S)(d)(e)	EUR	690,000	892,102
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (d)	EUR	700,000	836,454
5.861% 6/19/32 (c)(d)		600,000	664,222
6.572% 1/14/22 (c)		700,000	729,721

TOTAL ITALY			3,357,291

Luxembourg - 1.6%
ADO Properties SA 1.875% 1/14/26 (Reg. S)	EUR	1,300,000	1,499,051
Blackstone Property Partners Europe LP 1.75% 3/12/29 (Reg. S)	EUR	400,000	484,741

TOTAL LUXEMBOURG			1,983,792

Mexico - 2.2%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	221,625
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	200,000	234,906
6.5% 3/13/27		2,075,000	2,159,297

TOTAL MEXICO			2,615,828

Netherlands - 3.8%
CTP BV 0.625% 11/27/23 (Reg. S)	EUR	550,000	652,122
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (d)		649,000	733,208
5.75% 8/15/50 (Reg. S) (d)		1,000,000	1,117,500
Deutsche Annington Finance BV 5% 10/2/23 (c)		314,000	332,310
easyJet FinCo BV 1.875% 3/3/28 (Reg. S)	EUR	180,000	207,970
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	350,000	408,393
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	400,000	459,698
Wizz Air Finance Co. 1.35% 1/19/24 (Reg. S)	EUR	550,000	654,415

TOTAL NETHERLANDS			4,565,616

Portugal - 0.0%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (f)	EUR	200,000	32,836
Spain - 0.5%
Cellnex Finance Co. SA 0.75% 11/15/26 (Reg. S)	EUR	500,000	582,679
Sweden - 0.7%
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	710,000	870,932
Switzerland - 2.6%
Credit Suisse Group AG:
4.194% 4/1/31 (c)(d)		250,000	271,956
6.5% 8/8/23 (Reg. S)		2,550,000	2,804,363

TOTAL SWITZERLAND			3,076,319

United Kingdom - 12.0%
Barclays PLC 2% 2/7/28 (Reg. S) (d)	EUR	200,000	240,548
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	800,000	1,100,524
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,315,000	1,405,127
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	1,380,000	2,006,183
3.75% 8/14/25 (Reg. S)	GBP	100,000	148,667
John Lewis PLC 6.125% 1/21/25	GBP	986,000	1,518,892
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	500,000	711,709
4.5% 7/10/27 (Reg. S)	GBP	250,000	364,688
Rolls-Royce PLC:
3.375% 6/18/26	GBP	940,000	1,286,217
3.625% 10/14/25 (c)		500,000	501,885
Royal Bank of Scotland Group PLC 3.622% 8/14/30 (Reg. S) (d)	GBP	200,000	293,557
Sage Group PLC 1.625% 2/25/31 (Reg. S)	GBP	100,000	133,503
SSE PLC 4.75% 9/16/77 (Reg. S) (d)		2,150,000	2,227,938
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	240,000	352,893
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		300,000	280,500
Virgin Money UK PLC:
3.125% 6/22/25 (Reg. S) (d)	GBP	200,000	286,991
5.125% 12/11/30 (Reg. S) (d)	GBP	400,000	604,672
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (d)	EUR	300,000	363,373
6.25% 10/3/78 (Reg. S) (d)		650,000	716,625

TOTAL UNITED KINGDOM			14,544,492

United States of America - 23.9%
Air Lease Corp.:
2.875% 1/15/26		390,000	404,671
3.125% 12/1/30		275,000	274,185
American Airlines, Inc. 3.75% 4/15/27		165,341	155,636
Anthem, Inc. 2.25% 5/15/30		450,000	442,875
Ares Capital Corp.:
2.15% 7/15/26		300,000	292,147
3.25% 7/15/25		375,000	386,821
4.25% 3/1/25		650,000	697,340
Bank of America Corp. 3.95% 4/21/25		215,000	235,739
Brandywine Operating Partnership LP 4.1% 10/1/24		160,000	172,651
Broadcom, Inc.:
1.95% 2/15/28 (c)		28,000	27,371
2.45% 2/15/31 (c)		274,000	258,603
2.6% 2/15/33 (c)		243,000	226,363
Centene Corp.:
4.25% 12/15/27		570,000	599,569
4.625% 12/15/29		405,000	438,334
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		500,000	551,143
Cleco Corporate Holdings LLC 3.743% 5/1/26		1,115,000	1,210,259
DCP Midstream Operating LP 5.375% 7/15/25		900,000	975,263
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.3% 10/1/29 (c)		275,000	321,685
6.02% 6/15/26 (c)		1,000,000	1,183,847
Discover Financial Services 3.75% 3/4/25		550,000	593,427
Discovery Communications LLC 4.9% 3/11/26		500,000	569,765
Elanco Animal Health, Inc. 5.9% 8/28/28 (d)		350,000	396,813
Emera U.S. Finance LP 3.55% 6/15/26		500,000	542,181
Equitable Holdings, Inc. 4.35% 4/20/28		800,000	895,772
Ford Motor Credit Co. LLC:
2.748% 6/14/24	GBP	400,000	556,265
4.535% 3/6/25	GBP	150,000	220,475
HCA Holdings, Inc. 4.5% 2/15/27		500,000	560,813
Hess Corp. 4.3% 4/1/27		950,000	1,035,348
Hudson Pacific Properties LP 3.95% 11/1/27		700,000	750,245
JPMorgan Chase & Co. 2.956% 5/13/31 (d)		63,000	64,165
Kraft Heinz Foods Co. 3% 6/1/26		1,018,000	1,071,287
Level 3 Financing, Inc. 3.4% 3/1/27 (c)		500,000	529,145
Michael Kors U.S.A., Inc. 4.5% 11/1/24 (c)		212,000	221,693
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	750,000	1,038,489
3.5% 3/15/31		385,000	377,555
NextEra Energy Partners LP 4.25% 9/15/24 (c)		50,000	52,750
Omega Healthcare Investors, Inc. 4.75% 1/15/28		900,000	988,520
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		800,000	876,575
Puget Energy, Inc. 4.1% 6/15/30		750,000	812,787
Reliance Standard Life Global Funding II 2.75% 5/7/25 (c)		307,000	322,305
SITE Centers Corp.:
3.625% 2/1/25		500,000	522,127
4.7% 6/1/27		550,000	600,740
Store Capital Corp. 2.75% 11/18/30		31,000	30,338
Sunoco Logistics Partner Operations LP 4% 10/1/27		900,000	967,897
The AES Corp. 2.45% 1/15/31 (c)		715,000	683,599
The Boeing Co.:
5.04% 5/1/27		650,000	741,044
5.15% 5/1/30		450,000	518,285
The Walt Disney Co. 4.7% 3/23/50		150,000	187,977
Time Warner Cable LLC 5.875% 11/15/40		400,000	496,737
Toll Brothers Finance Corp. 4.875% 3/15/27		650,000	731,497
VEREIT Operating Partnership LP:
2.2% 6/15/28		13,000	12,757
2.85% 12/15/32		15,000	14,527
Verizon Communications, Inc.:
2.1% 3/22/28		104,000	104,436
2.55% 3/21/31		97,000	96,912
3.7% 3/22/61		250,000	247,029
Western Gas Partners LP 5.3% 2/1/30		376,000	408,291
Westinghouse Air Brake Co. 4.4% 3/15/24		400,000	434,902
Zions Bancorp NA 3.25% 10/29/29		750,000	758,691

TOTAL UNITED STATES OF AMERICA			28,888,663

TOTAL NONCONVERTIBLE BONDS
(Cost $81,653,391)			83,663,841

U.S. Government and Government Agency Obligations - 0.5%
U.S. Treasury Obligations - 0.5%
U.S. Treasury Bonds:
2.5% 2/15/45 (g)		$13,000	$13,271
3.125% 11/15/41 (g)		510,000	580,822
			594,093
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $691,963)			594,093

Foreign Government and Government Agency Obligations - 3.9%
Germany - 3.0%
German Federal Republic 0% 5/15/35 (Reg. S)	EUR	$3,130,000	$3,699,876
United Kingdom - 0.9%
United Kingdom, Great Britain and Northern Ireland:
1.25% 10/22/41 (Reg. S)	GBP	374,000	506,217
1.75% 1/22/49(Reg. S) (g)(h)	GBP	355,000	531,187
4.25% 12/7/46	GBP	15,000	33,474

TOTAL UNITED KINGDOM			1,070,878

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,096,826)			4,770,754

Preferred Securities - 24.4%
Australia - 0.9%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (d)(e)		600,000	625,431
5.875% (c)(d)(e)		505,000	543,506

TOTAL AUSTRALIA			1,168,937

Canada - 0.6%
Bank of Nova Scotia:
4.65% (d)(e)		450,000	450,590
4.9% (d)(e)		250,000	265,783

TOTAL CANADA			716,373

Denmark - 0.1%
ORSTED A/S 1.5% 2/18/3021 (Reg. S) (d)	EUR	150,000	175,249
France - 3.3%
BNP Paribas SA 6.625% (Reg. S) (d)(e)		450,000	489,375
Danone SA 1.75% (Reg. S) (d)(e)	EUR	1,300,000	1,556,906
EDF SA 5.25% (Reg. S) (d)(e)		1,600,000	1,680,000
Societe Generale 7.875% (Reg. S) (d)(e)		200,000	221,780

TOTAL FRANCE			3,948,061

Germany - 1.5%
Bayer AG 2.375% 11/12/79 (Reg. S) (d)	EUR	1,500,000	1,789,833
Ireland - 0.5%
AIB Group PLC 6.25% (Reg. S) (d)(e)	EUR	450,000	591,721
Italy - 0.3%
Enel SpA 2.5% (Reg. S)(d)(e)	EUR	300,000	367,373
Luxembourg - 3.9%
Aroundtown SA 3.375% (Reg. S) (d)(e)	EUR	1,600,000	1,952,746
CPI Property Group SA 3.75% (Reg. S) (d)(e)	EUR	500,000	567,477
Eurofins Scientific SA 2.875% (Reg. S) (d)(e)	EUR	455,000	544,696
Grand City Properties SA 1.5% (Reg. S) (d)(e)	EUR	1,400,000	1,612,770

TOTAL LUXEMBOURG			4,677,689

Netherlands - 6.7%
AerCap Holdings NV 5.875% 10/10/79 (d)		650,000	668,658
AT Securities BV 5.25% (Reg. S) (d)(e)		250,000	262,813
Deutsche Annington Finance BV 4% (Reg. S) (d)(e)	EUR	200,000	240,544
Stichting AK Rabobank Certificaten 2.1878% (Reg. S) (d)(e)(i)	EUR	341,400	518,466
Telefonica Europe BV:
2.502% (Reg. S) (d)(e)	EUR	500,000	592,957
2.625% (Reg. S) (d)(e)	EUR	800,000	956,923
Volkswagen International Finance NV:
2.5%(Reg. S) (d)(e)	EUR	350,000	417,332
2.7%(Reg. S) (d)(e)	EUR	2,500,000	3,019,703
3.875% (Reg. S) (d)(e)	EUR	1,100,000	1,408,892

TOTAL NETHERLANDS			8,086,288

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(e)	EUR	400,000	499,265
Sweden - 2.1%
Heimstaden Bostad AB 3.248% (Reg. S) (d)(e)	EUR	900,000	1,087,093
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (d)(e)	EUR	450,000	527,715
4.625% (Reg. S) (d)(e)	EUR	719,000	901,637

TOTAL SWEDEN			2,516,445

Switzerland - 1.7%
Credit Suisse Group AG 7.5% (Reg. S) (d)(e)		1,700,000	1,839,958
UBS Group AG 7% (Reg. S) (d)(e)		200,000	228,000

TOTAL SWITZERLAND			2,067,958

United Kingdom - 2.4%
Aviva PLC 6.125% (d)(e)	GBP	720,000	1,060,176
Barclays Bank PLC 7.625% 11/21/22		495,000	543,226
Barclays PLC 7.125% (d)(e)	GBP	200,000	310,191
HSBC Holdings PLC 6.375% (d)(e)		900,000	991,800

TOTAL UNITED KINGDOM			2,905,393

TOTAL PREFERRED SECURITIES
(Cost $28,611,243)			29,510,585
		Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.06% (j)
(Cost $2,718,394)		2,717,851	2,718,394

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 2.75% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 35 Index expiring June 2026, paying 5% quarterly.	6/16/21	EUR 12,750,000	156,995
TOTAL PURCHASED SWAPTIONS
(Cost $156,995)			156,995
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $118,928,812)			121,414,662
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(604,696)
NET ASSETS - 100%			$120,809,966

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	5	June 2021	$524,524	$(1,020)	$(1,020)
Eurex Euro-Bund Contracts (Germany)	12	June 2021	2,410,321	(5,459)	(5,459)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	4	June 2021	966,492	(22,052)	(22,052)
TME 10 Year Canadian Note Contracts (Canada)	25	June 2021	2,760,603	(71,787)	(71,787)
TOTAL BOND INDEX CONTRACTS					(100,318)
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	50	June 2021	7,729,688	(347,373)	(347,373)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	23	June 2021	3,304,813	(80,711)	(80,711)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	66	June 2021	11,960,438	(673,399)	(673,399)
TOTAL TREASURY CONTRACTS					(1,101,483)

TOTAL PURCHASED					(1,201,801)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	15	June 2021	2,376,125	(1,965)	(1,965)
ICE Long Gilt Contracts (United Kingdom)	17	June 2021	2,990,225	19,643	19,643
TOTAL BOND INDEX CONTRACTS					17,678
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	18	June 2021	2,221,172	25,402	25,402

TOTAL SOLD					43,080

TOTAL FUTURES CONTRACTS					$(1,158,721)

The notional amount of futures purchased as a percentage of Net Assets is 24.5%

The notional amount of futures sold as a percentage of Net Assets is 6.3%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	125,000	USD	149,120	Citibank NA	4/12/21	$(2,511)
EUR	104,000	USD	122,479	JPMorgan Chase Bank	4/12/21	(501)
GBP	877,000	USD	1,222,217	JPMorgan Chase Bank	4/12/21	(13,156)
GBP	386,000	USD	531,816	JPMorgan Chase Bank	4/12/21	336
GBP	209,000	USD	292,158	State Street Bank And Tr Co	4/12/21	(4,024)
USD	34,895	CAD	44,000	Goldman Sachs Bank USA	4/12/21	(118)
USD	17,365	CAD	22,000	Goldman Sachs Bank USA	4/12/21	(141)
USD	20,036	CAD	25,000	Goldman Sachs Bank USA	4/12/21	142
USD	10,281	CAD	13,000	JPMorgan Chase Bank	4/12/21	(64)
USD	144,247	EUR	121,000	BNP Paribas	4/12/21	2,329
USD	248,192	EUR	208,000	BNP Paribas	4/12/21	4,235
USD	32,587,120	EUR	26,953,000	Citibank NA	4/12/21	974,746
USD	38,073	EUR	32,000	JPMorgan Chase Bank	4/12/21	542
USD	602,374	EUR	506,000	JPMorgan Chase Bank	4/12/21	8,901
USD	289,032	EUR	245,000	State Street Bank And Tr Co	4/12/21	1,679
USD	16,993,789	GBP	12,164,000	JPMorgan Chase Bank	4/12/21	224,101
USD	900,718	GBP	653,000	JPMorgan Chase Bank	4/12/21	471
USD	42,859	GBP	31,000	State Street Bank And Tr Co	4/12/21	121
USD	1,077,302	GBP	777,000	State Street Bank And Tr Co	4/12/21	6,104
USD	13,072,000	EUR	10,774,082	JPMorgan Chase Bank	4/22/21	432,777
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$1,635,969
					Unrealized Appreciation	1,656,484
					Unrealized Depreciation	(20,515)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$(41,511)	$0	$(41,511)
Akzo Nobel NV		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,200,000	(36,406)	25,362	(11,044)
Assicurazioni Generali SpA		Jun. 2026	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(14,626)	13,141	(1,485)
Assicurazioni Generali SpA		Jun. 2026	BNP Paribas SA	(1%)	Quarterly	EUR 550,000	(16,089)	14,399	(1,690)
BMW Finance NV		Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,050,000	(37,047)	33,643	(3,404)
Barclays PLC		Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 1,050,000	(27,833)	28,098	265
Daimler AG		Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,050,000	(29,636)	26,258	(3,378)
Deutsche Bank AG		Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,050,000	(1,297)	2,261	964
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(6,254)	3,719	(2,535)
Sanpaolo SpA		Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 1,050,000	(22,817)	20,766	(2,051)
Shell International Finance BV		Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,050,000	(37,186)	38,040	854
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(1,478)	(1,476)	(2,954)
Volvo Treas AB		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 200,000	(5,497)	3,206	(2,291)
TOTAL BUY PROTECTION							(277,677)	207,417	(70,260)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	52,262	0	52,262

TOTAL CREDIT DEFAULT SWAPS							$(225,415)	$207,417	$(17,998)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,726,685 or 8.1% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Non-income producing - Security is in default.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $986,053.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $38,905.

 (i) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,600
Total	$1,600

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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